UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2008

PeopleSupport, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33679	95-4695021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Glendon Ave., Suite 1250, Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

(310) 824-6200
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On March 6, 2008, PeopleSupport, Inc. issued a press release announcing the financial results for the fourth quarter and fiscal year 2007 results, and announcing its $25 million stock repurchase program, which allows for both discretionary purchases in the open market and under formula based 10b5-1 plans, in accordance with securities law. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 (D) Exhibits

EXHIBIT	DESCRIPTION
99.1	Press Release dated March 6, 2008 entitled: "PeopleSupport Reports Fourth Quarter and Fiscal Year 2007 Results"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PeopleSupport, Inc.
a Delaware corporation

Date:	March 11, 2008	By:	/s/ Caroline Rook
Caroline Rook
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release dated March 6, 2008 entitled: "PeopleSupport Reports Fourth Quarter and Fiscal Year 2007 Results"